UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                                   FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 1, 1997

                         KELLEY OIL & GAS CORPORATION

            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                0-25214                76-0447267
 (STATE OR OTHER JURISDICTION     (COMMISSION          (I.R.S. EMPLOYER
       OF INCORPORATION)         FILE NUMBER)         IDENTIFICATION NO.)

          601 JEFFERSON ST.
             SUITE 1100
           HOUSTON, TEXAS                                 77002
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

      Registrant's telephone number, including area code: (713) 652-5200
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ITEMS 2 AND 5.  ACQUISITION OF ASSETS AND OTHER EVENTS.

      As previously reported in a Current Report of Kelley Oil & Gas Corporation (the "Company") on Form 8-K dated October 21, 1997, on October 21, 1997 the Company entered into a Purchase and Sale Agreement (the "Agreement") with SCANA Petroleum Resources, Inc., a South Carolina corporation ("SPR"), providing, among other things, for the Company's purchase of substantially all of SPR's assets, including its oil and gas properties, exploratory interests, and associated obligations, in exchange for $110 million (the "Acquisition"), subject to adjustment as provided by the Agreement. As provided in the Agreement, the closing and effective date of the Acquisition was December 1, 1997. The purchase price of the Acquisition was funded by the Company's credit facility, as amended December 1, 1997, involving Texas Commerce Bank National Association, as agent, and Chase Securities Inc., as arranger and syndication agent, and the exercise by Contour Production Company L.L.C. ("Contour") of its Option Agreement, dated as of February 15, 1996 (the "Option Agreement"), to purchase 27 million shares of the Company's Common Stock at $1.00 per share, the price established at the time of the Option Agreement. The Company's Acquisition purchase price offer was based on its valuation of the assets to be acquired and the associated contractual commitments, including considering its assessment of the various risks associated with conducting oil and gas exploration and production operations. This description of the Acquisition is subject to and is qualified in its entirety by reference to, the provisions of the Agreement, which is filed as an Exhibit to this Current Report on Form 8-K.

      Under an indenture, dated as of December 15, 1992 between Kelley Oil & Gas Partners, Ltd. (the "Partnership") and United States Trust Company of New York for the 7 7/8% Convertible Subordinated Notes due 1999, as amended (the "Indenture"), a "Change in Control" as defined in the Indenture shall have been deemed to occur if, among other things, any person other than Kelley Oil Corporation ("Kelley Oil") or its successor or affiliate becomes the beneficial owner of securities representing 50% or more of the equity interests in the Partnership or 50% or more of the voting power of Kelley Oil or its successor. In March 1996, the Partnership was merged into the Company, and an amendment to the Indenture was executed which, among other things, named the Company as the successor to the Partnership. With the purchase by Contour of 27 million shares of the Company's common stock, each holder of notes issued under the Indenture, is being afforded the right, at the holder's option, subject to the terms and conditions of the Indenture, to require the Company to redeem all or any part (provided that the principal amount is $1,000 or an integral multiple thereof) of the holder's notes on the date that is 35 business days after the occurrence of the Change of Control at a cash price equal to the sum of (i) the issue price of the notes being redeemed, (ii) the accrued original issue discount thereon to the date fixed for redemption, and (iii) accrued and unpaid interest thereon to but excluding the date fixed for redemption.

FORWARD-LOOKING STATEMENTS

      STATEMENTS MADE HEREIN THAT ARE FORWARD-LOOKING IN NATURE ARE INTENDED TO BE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. ALTHOUGH THE COMPANY BELIEVES THAT THE EXPECTATIONS DESCRIBED HEREIN ARE REASONABLE, THE ACTUAL RESULTS MAY DIFFER MATERIALLY FROM ANY OR ALL ANTICIPATED RESULTS DUE TO FINANCIAL AND OTHER ECONOMIC CONDITIONS AND OTHER RISKS, UNCERTAINTIES AND CIRCUMSTANCES PARTLY OR TOTALLY OUTSIDE THE CONTROL OF THE COMPANY, INCLUDING THOSE ATTRIBUTABLE TO THE CONDITIONS AND TERMS SET FORTH IN THE AGREEMENT, SUCH AS A CONSEQUENCE OF THE DUE DILIGENCE BEING PERFORMED. WORDS SUCH AS "ANTICIPATED," "EXPECT," "ESTIMATE," "PROJECT" AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS.

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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (a) Financial statements are not included in this filing; but will be filed not later than February 16, 1998, by amendment to this Current Report on Form 8-K.

      (b) Pro forma financial information is not included in this filing; but will be filed not later than February 16, 1998, by amendment to this Current Report on Form 8-K.

      (c)   EXHIBITS.

      EXHIBIT
      NUMBER   EXHIBIT
      ------   -------
      10.1     Option Agreement dated February 15, 1996 between the Company and
               Contour Production Company L.L.C. (incorporated by reference to
               Exhibit 10.1 to the Company's Current Report on Form 8-K (file no. 0-25214) dated February 15, 1996).

      10.2 Purchase and Sale Agreement, dated October 21, 1997, between the Company and SCANA Petroleum Resources, Inc.

      10.3 Company's Current Report on Form 8-K (file no. 0-2514) dated October 21, 1997.

      99.1 Amended and Restated Credit Agreement dated December 1, 1997 among the Company, Kelley Oil Corporation and Kelley Operating Company, Ltd., as Borrowers; Concorde Gas Marketing, Inc., Kelley Partners 1992 Development Drilling Joint Venture, Kelley Partners 1994 Development Drilling Joint Venture, Kelley Partners 1992 Development Drilling Program and Kelley Partners 1994 Development Drilling Program, as Guarantors; Texas Commerce Bank National Association, as Agent; Chase Securities Inc., as Arranger and Syndication Agent; and certain other banking institutions.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                KELLEY OIL & GAS CORPORATION

Date: December 16, 1997                         By:  /s/ DAVID C. BAGGETT
                                                         David C. Baggett,
                                                      Senior Vice President &
                                                      Chief Financial Officer
                                                     (Duly Authorized Officer)

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